Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Real Industry, Inc., et al.	Case No. 17-12464 (KJC)
Debtors	Reporting Period: November 17, 2017 – November 30, 2017

MONTHLY OPERATING REPORT

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1
Schedule of Debtor Bank Account Balances	MOR-1b
Schedule of Professional Fees and Expenses Paid	MOR-1c
Copies of bank statements		Available to the U.S. Trustee upon request.
Cash disbursements journals		Available to the U.S. Trustee upon request..
Statement of Operations	MOR-2
Balance Sheet	MOR-3
Summary of unpaid post-petition debts	MOR-4
Accounts Receivable Aging	MOR-5
Debtor Questionnaire	MOR-5

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

12/20/2017
Signature of Authorized Individual*	Date

/s/ Michael J. Hobey	President and Interim CEO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

IN THE UNITED STATES BANKRUPTCY
COURT

FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
REAL INDUSTRY, INC., et al.	)	Case No. 17-12464 (KJC)
)
Debtors.[1]	)	(Jointly Administered)

CERTIFICATION REGARDING POST-PETITION BANK
ACCOUNT RECONCILIATIONS AND COMPLIANCE AND
PAYMENT OF POST-PETITION TAXES

I, Michael J. Hobey, President and Interim Chief Executive Officer of Real Industry, Inc. and its affiliated debtors and debtors-in-possession (collectively, the “Debtors”), hereby certifies as follows:

1.

Attached to MOR-1 is a listing of the Debtors’ bank accounts, by account number, and the closing balances. These accounts are reconciled monthly in accordance with the Debtors’ ordinary course accounting practices and, together with the Debtors’ bank statements and cash disbursements journals, are available to the United States Trustee upon request.

2.	To the best of my knowledge and belief, the Debtors are current on all post-petition taxes, and no post-petition tax amounts are past due.

/s/ Michael J. Hobey	12/20/2017
Michael J. Hobey	Date
President and Interim Chief Executive Officer

1 The Debtors in the above-captioned chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are Real Industry, Inc. (3818), Real Alloy Intermediate Holding, LLC (7447), Real Alloy Holding, Inc. (2396), Real Alloy Recycling, Inc. (9798), Real Alloy Bens Run, LLC (3083), Real Alloy Specialty Products, Inc. (9911), Real Alloy Specification, Inc. (9849), ETS Schaefer, LLC (9350), and RA Mexico Holding, LLC (4620).  The principal place of business for the Real Alloy Debtors is 3700 Park East Drive, Suite 300, Beachwood, Ohio 44122.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Real Industry, Inc., et al.	Case No. 17-12464 (KJC)
Debtors	Reporting Period: November 17, 2017 – November 30, 2017

General Notes

This Monthly Operating Report ("MOR") has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in these bankruptcy cases. The financial information contained herein is unaudited, preliminary in nature, and, as discussed below, not prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Such financial statements represent the Debtors’ good faith attempt to comply with the requirements of the United States Trustee using resources available. This information is specifically limited to the reporting period and limited in scope to the requirements of this report. These unaudited financial statements have not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be subject to changes which could be material. Certain totals may not sum due to rounding.

The results of operations contained herein are not necessarily indicative of the results which may be expected from any other period or for the full year and may not necessarily reflect the results of operations, financial position and schedule of receipts and disbursements in the future. The amounts in MOR 3 currently classified as liabilities subject to compromise may be subject to future change as the Debtors complete their analysis of pre and post-petition liabilities, including the reconciliation of intercompany balances. The Debtors caution readers not to place undue reliance on the MOR. There can be no assurance that such information is complete and the MOR may be subject to revision.

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	Real Industry, Inc	Real Alloy Intermediate Holding, LLC	Real Alloy Holding, Inc.	Real Alloy Recycling, Inc.	Real Alloy Bens Run, LLC	Real Alloy Specialty Products, Inc.	Real Alloy Specification, Inc.	ETS Schaefer, LLC	RA Mexico Holding, LLC	Total	Notes
Beginning Cash Balance (Book)	$3,035,213	$-	$-	$1,751,690	$-	$-	$-	$(1,707)	$-	$4,785,197

Cash Receipts	4,400	-	-	9,121,090	5,980	564,002	8,206,414	117,368	-	18,019,255
Interest Income	218	-	-	-	-	-	-	-	-	218
Total Receipts	4,618	-	-	9,121,090	5,980	564,002	8,206,414	117,368	-	18,019,473

Cash Disbursements
Metals	-	-	-	(4,633,568)	-	(12,400)	(1,463,505)	-	-	(6,109,473)
Wages, Payroll, HR & Related	(68,410)	-	-	(1,644,125)	-	(35,258)	(494,892)	(53,650)	-	(2,296,334)
Interco w/Canada	-	-	-	(6,986)	-	-	(905,684)	-	-	(912,670)
Freight	-	-	-	(528,593)	-	-	-	-	-	(528,593)
Flux	-	-	-	(413,354)	-	-	(13,479)	-	-	(426,833)
Banking & Financial	-	-	-	(280,527)	-	-	-	-	-	(280,527)
Packaging & Storage	-	-	-	(183,036)	-	-	-	-	-	(183,036)
Industrial Waste	-	-	-	(121,522)	-	-	-	-	-	(121,522)
Interco w/Goodyear	-	-	-	(106,693)	-	-	-	-	-	(106,693)
Insurance	-	-	-	(45,189)	-	-	(35,697)	-	-	(80,886)
SG&A & Other	(17)	-	-	(24,761)	-	-	(13,576)	(34,664)	-	(73,017)
Tax Authority	-	-	-	(49,226)	-	-	-	-	-	(49,226)
Equipment, Parts, Supplies & Related	-	-	-	(39,065)	-	-	(8,495)	-	-	(47,560)
Chemicals & Lubricants	-	-	-	(31,576)	-	-	-	-	-	(31,576)
Cleaning & Waste Management	-	-	-	(28,927)	-	-	-	-	-	(28,927)
Total Operating Disbursements	(68,426)	-	-	(8,137,148)	-	(47,658)	(2,935,328)	(88,313)	-	(11,276,874)	(A)

Restructuring Related Disbursements
Professional Fees	-	-	(493,216)	-	-	-	-	-	-	(493,216)
Adequate Assurance Deposit	-	-	(1,863,153)	-	-	-	-	-	-	(1,863,153)
US Trustee Fees	-	-	-	-	-	-	-	-	-	-
Total Restructuring Related Disbursements	-	-	(2,356,369)	-	-	-	-	-	-	(2,356,369)	(A)

Net Cash Flow Prior to Financing Activities	(63,808)	-	(2,356,369)	983,942	5,980	516,344	5,271,086	29,055	-	4,386,230

Financing Activities
DIP Term Loan Borrowings	-	-	-	40,000,000	-	-	-	-	-	40,000,000
DIP Term Loan Fees	-	-	-	(3,725,000)	-	-	-	-	-	(3,725,000)	(A)
DIP ABL Borrowings	-	-	-	14,700,908	-	-	-	-	-	14,700,908
DIP ABL Fees and Interest	-	-	-	(1,101,999)	-	-	-	-	-	(1,101,999)	(A)
Pre-Petition ABL Paydown	-	-	-	(49,251,411)	-	-	-	-	-	(49,251,411)	(A)
Pre-Petition Fees and Interest	-	-	-	(98,909)	-	-	-	-	-	(98,909)	(A)
Total Financing Activities	-	-	-	523,589	-	-	-	-	-	523,589

Net Cash Flow	(63,808)	-	(2,356,369)	1,507,531	5,980	516,344	5,271,086	29,055	-	4,909,819

Cash Sweep	-	-	2,356,369	3,474,939	(5,980)	(516,344)	(5,271,086)	(37,898)	-	(0)

Ending Cash Balance (Book)	$2,971,405	$-	$-	$6,734,160	$-	$-	$-	$(10,550)	$-	$9,695,015
Disbursments for Calculating Quarterly US Trustee Fees. [sum of Notes (A)]	$68,426	$-	$2,356,369	$62,314,467	$-	$47,658	$2,935,328	$88,313	$-	$67,810,562

MOR-1: Schedule of Receipts and Disbursements

SCHEDULE OF DEBTOR BANK ACCOUNT BALANCES*

Bank Account	Bank	Real Industry, Inc	Real Alloy Intermediate Holding, LLC	Real Alloy Holding, Inc.	Real Alloy Recycling, Inc.	Real Alloy Bens Run, LLC	Real Alloy Specialty Products, Inc.	Real Alloy Specification, Inc.	ETS Schaefer, LLC	RA Mexico Holding, LLC	Consolidated
xxxxx09712 - ETS Schaefer LLC Receipts	Bank of America								1,677		$1,677
xxxxx31011 - ETS Schaefer LLC Disbursements	Bank of America								14,678		$14,678
xxxxx31030 - Real Alloy Recycling Inc Payroll Account	Bank of America				537,355						$537,355
xxxxx31016 - Real Alloy Recycling Inc Accounts Payable	Bank of America				143,473						$143,473
xxxxx09675 - Real Alloy Recycling Inc 3rd Party Funding Account	Bank of America				16,256						$16,256
xxxxx09656 - Real Alloy Recycling Inc Receivables Account	Bank of America				403,980						$403,980
xxxxx09651 - Real Alloy Recycling Inc Concentration Account	Bank of America				749,636						$749,636
xxxxx09670 - Real Alloy Recycling Inc Adequate Assurance Account	Bank of America				1,863,153						$1,863,153
xxxxx75014 - Real Alloy Holding, Inc Corp Trust (GBP)	Bank of America			127,000							$127,000
xxxxx75022 - Real Alloy Holding, Inc Corp Trust (EUR)	Bank of America			24,909							$24,909
xxxxxx4386 - Real Alloy Recycling Inc Concentration Account	Wintrust				5,051,824						$5,051,824
xxxxx23243 - Real Industry Inc Collateral Account for Letter of Credit	Wells Fargo	721,976									$721,976
xxxxx96415 - Real Industry, Inc	Wells Fargo	2,170,235									$2,170,235
xxxxx30349 - Real Industry, Inc Pledged Account	Wells Fargo	21,069									$21,069
xxxxx26372 - Real Industry, Inc Brokerage Account	Wells Fargo	101,113									$101,113
		$3,014,393	$-	$151,909	$8,765,677	$-	$-	$-	$16,355	$-	$11,948,335

*Balances per bank records as of November 30, 2017.

MOR-1b: Schedule of Bank Account Balances

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

				CHECK		AMOUNT PAID		CUMULATIVE PAID SINCE PETITION DATE
PAYEE	PERIOD	AMOUNT	PAYOR	NUMBER	DATE	FEES	EXPENSES	FEES	EXPENSES
Berkeley Research Group, LLC	Nov 17	$138,633	Real Alloy Holding, Inc	Wire	11/17/17*	$130,868	$7,765	$130,868	$7,765
Latham & Watkins LLP	Nov-17	354,583	Real Alloy Holding, Inc	1700505059	11/29/17	350,000	4,583	350,000	4,583
		$493,216				$480,868	$12,348	$480,868	$12,348

*On November 16, 2017, the Debtors instructed their bank to wire to BRG a payment for prepetition fees and expenses of $138,633. BRG received these funds the morning of November 17, 2017.

MOR-1c: Schedule of Professional Fees and Expenses Paid

CONSOLIDATING STATEMENT OF OPERATIONS

	Total Filer	Eliminations	Real Industry, Inc	Real Alloy Intermediate Holding, Inc.	Real Alloy Holding, Inc.	Real Alloy Recycling, Inc.	Real Alloy Specification, Inc.	Real Alloy Specialty Products, Inc.	ETS Schaefer, LLC	Real Alloy Bens Run, LLC	RA Mexico Holding, LLC

Gross Revenue	$23,275,973	$(2,079,839)	$101	$-	$-	$11,237,529	$13,086,070	$754,324	$277,788	$-	$-
Total Cost of Sales	21,422,285	(2,079,839)	-	-	-	10,207,422	12,396,213	658,606	231,977	7,906	-
Gross Profits	1,853,688	-	101	-	-	1,030,107	689,857	95,718	45,811	(7,906)	-

Total SGA Expenses	2,999,149	-	14,573	-	417,844	2,513,194	38,852	14,513	173	-	-
Restructuring & Impairment Charges	-	-	-	-	-	-	-	-	-	-	-
Operating Income (Loss)	(1,145,461)	-	(14,472)	-	(417,844)	(1,483,087)	651,005	81,205	45,638	(7,906)	-

Net Interest Expense & Fees	1,493,717	-	-	-	1,223,322	268,898	1,027	470	-	-	-
Total Foreign Currency Gains/Losses	(530,780)	-	-	-	(527,757)	(3,023)	-	-	-	-	-
Income Before Taxes	(2,108,398)	-	(14,472)	-	(1,113,409)	(1,748,962)	649,978	80,735	45,638	(7,906)	-
Income Tax Expenses	(1,783)	-	(4,400)	-	2,617	-	-	-	-	-	-
Net Income	$(2,106,615)	$-	$(10,072)	$-	$(1,116,026)	$(1,748,962)	$649,978	$80,735	$45,638	$(7,906)	$-

MOR-2: Statement of Operations

CONSOLIDATING BALANCE SHEET

				Real Alloy							Real Alloy
				Intermedate			Real Alloy	Real Alloy			Mexico
			Real	Holding,	Real Alloy	Real Alloy	Specification,	Specialty	ETS Schaefer,	Real Alloy Bens	Holding
ASSETS	Total Filer	Eliminations	Industry Inc.	Inc.	Holding, Inc.	Recycling, Inc.	Inc.	Products, Inc	LLC	Run, LLC	LLC
Current Assets:
Total Cash & Equivalents	$9,695,015	$—	$2,971,405	$—	$—	$6,734,160	$—	$—	$(10,550)	$—	$—
Net Accounts Receivable	75,528,695	—	—	—	(18,826)	28,132,615	44,925,595	1,176,696	1,312,615	—	—
Total Current Interco Receivable	2,908,677	(778,009)	—	—	(41,274,813)	(54,280,574)	89,320,491	9,859,043	606,255	(543,717)	—
Net Inventories	51,382,667	—	—	—	—	22,750,621	24,065,143	3,988,534	578,369	—	—
Total Prepaid Expenses	15,276,230	—	2,168,761	—	—	9,940,240	3,100,511	66,718	—	—	—
Total Other Current Assets	10,397,485	—	22,001	—	835,000	6,534,239	2,670,149	336,096	—	—	—
Total Current Assets	165,188,769	(778,009)	5,162,167	—	(40,458,639)	19,811,301	164,081,889	15,427,087	2,486,689	(543,717)	—
Property, Plant & Equipment, Net	151,722,174	—	30,318	—	—	102,838,927	41,108,356	3,250,013	2,570,901	1,923,660	—
Other Intangibles, Net	10,321,429	—	—	—	10,321,429	—	—	—	—	—	—
Total Equity Investments in Subs	87,584,621	(509,628,413)	175,146,256	—	303,504,839	118,561,938	—	—	—	—	1
Total L/T Deferred Tax Assets	(176,343)	—	(176,343)	—	—	—	—	—	—	—	—
Total L/T Interco Receivable	96,030,436	737	27,512,945	—	24,909,730	78,244,593	(33,346,220)	(1,290,827)	13,952	(14,474)	—
Other L/T Assets, Net	6,466,612	—	—	—	—	6,295,772	170,840	—	—	—	—
Total Assets	$517,137,699	$(510,405,685)	$207,675,344	$—	$298,277,359	$325,752,531	$172,014,865	$17,386,273	$5,071,542	$1,365,469	$1

MOR-3: Balance Sheet

CONSOLIDATING BALANCE SHEET

				Real Alloy							Real Alloy
				Intermedate			Real Alloy	Real Alloy			Mexico
			Real	Holding,	Real Alloy	Real Alloy	Specification,	Specialty	ETS Schaefer,	Real Alloy Bens	Holding
	Total Filer	Eliminations	Industry Inc.	Inc.	Holding, Inc.	Recycling, Inc.	Inc.	Products, Inc	LLC	Run, LLC	LLC
LIABILITIES & STOCKHOLDERS' EQUITY
Liabilities:
Total Accounts Payable	$11,207,981	$—	$61,224	$—	$3,913	$4,819,966	$5,841,189	$414,755	$60,734	$6,200	$—
Accrued & Other Current Liabilities (A)	6,372,561	—	368,536	—	—	3,894,706	1,727,255	119,448	216,824	45,792	—
Toll Liability	4,954,488	—	—	—	—	336,829	4,617,659	—	—	—	—
Accrued Interest	11,597,180	—	—	—	11,437,500	159,680	—	—	—	—	—
Total Current Interco Payable	9,744,631	(777,270)	—	—	10,161,194	1,533,354	1,842,236	405,028	(3,419,911)	—	—
Current Maturities of L/T Debt	397,048,302	—	—	—	299,144,026	96,288,185	1,472,735	135,589	7,767	—	—
Total Current Liabilities	440,925,144	(777,270)	429,761	—	320,746,633	107,032,720	15,501,074	1,074,820	(3,134,586)	51,992	—
Total Other L/T Liabilities (B)	12,252,931	—	1,916,730	—	—	3,432,809	6,805,742	72,650	25,000	—	—
Total L/T Liabilities	12,252,931	—	1,916,730	—	—	3,432,809	6,805,742	72,650	25,000	—	—
Total Liabilities — Subject to Compromise — External	85,443,675	—	30,146,851	—	61,424	25,691,142	27,731,703	1,208,920	572,988	30,647	—
Total Liabilities — Subject to Compromise	85,443,675	—	30,146,851	—	61,424	25,691,142	27,731,703	1,208,920	572,988	30,647	—
Total Liabilities	538,621,749	(777,270)	32,493,341	—	320,808,057	136,156,671	50,038,519	2,356,390	(2,536,598)	82,639	—
Stockholders' Equity:
Common Stock — Total	29,807	—	29,807	—	—	—	—	—	—	—	—
Additional Paid—In Capital — Total	563,525,944	(509,628,415)	563,525,945	—	173,259,645	222,511,312	99,016,761	8,906,982	3,940,748	1,992,965	1
Retained Earnings	(573,741,492)	—	(388,373,750)	—	(184,492,033)	(32,915,452)	22,959,585	6,122,901	3,667,392	(710,135)	—
Total Other Comprehensive Income/(Loss)	(11,298,310)	—		—	(11,298,310)	—	—	—	—	—	—
Total Stockholders' Equity	(21,484,050)	(509,628,415)	175,182,003	—	(22,530,698)	189,595,860	121,976,346	15,029,883	7,608,140	1,282,830	1
Total Liabilities & Equity	$517,137,699	$(510,405,685)	$207,675,344	$—	$298,277,359	$325,752,531	$172,014,865	$17,386,273	$5,071,542	$1,365,469	$1

Notes:

(A) Includes certain prepetition claims for wages and taxes approved by the Court and costs related to potential future environmental remediation.

(B) Includes costs related to potential future environmental remediation and tax liabilities.

MOR-3: Balance Sheet

SUMMARY OF UNPAID POST-PETITION DEBTS

Current
Accounts Payable	$11,207,981

MOR-4: Summary of Unpaid Post-Petition Debts

ACCOUNTS RECEIVABLE AGING

Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91 Days +	Total

Accounts Receivable	$75,856,941	$13,750	$11,636	$372,685	$76,255,011
Unapplied Funds					(465,316)
Allowance for Doubtful Accounts					(261,000)
					$75,528,695

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. (1)

X

MOR-5: Accounts Receivable Aging AND Debtor Questionnaire